UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 26, 2007

DIET COFFEE, INC.
(Exact name of registrant as specified in charter)

Delaware	333-137210	05-0630427
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

16 East 40th Street -13th Floor
New York, New York 10016
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 867-1370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Items

On March 26, 2007, Diet Coffee, Inc. (the “Company”) received a letter from the U.S. Federal Trade Commission (“FTC”) whereby the Company was informed that the FTC is conducting an investigation into advertising claims made for the Company’s weight loss product known as “Slim Coffee”. The purpose of the investigation is to determine whether the Company, in connection with its sales of Slim Coffee, has engaged in unfair or deceptive acts or practices and false advertising.

The Company intends to cooperate fully with the investigation being made by the FTC.

It is not possible at this time to reasonably assess the outcome of the FTC investigation or its impact on the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIET COFFEE, INC.

Date: April 4, 2007	By:	/s/ David Stocknoff
Name: David Stocknoff Title: President